*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 17, 2011.

SFN GROUP INC

SFN GROUP, INC.
2050 SPECTRUM BLVD.
FORT LAUDERDALE, FL 33309

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 18, 2011
Date: May 17, 2011 **Time:** 9:00 AM EDT
Location: SFN Corporate Headquarters
2050 Spectrum Boulevard
Fort Lauderdale, Florida 33309

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M33704-P10948

— Before You Vote —

How to Access the Proxy Materials

Proxy materials Available to VIEW or RECEIVE
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to view Online:

Have the information that is printed in the box marked by arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before May 3, 2011 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. To obtain information to be able to attend the meeting contact Ms. Dahlton Bennington at (954) 308-8427.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR the following:

Item1. The election of three Class III members of the Board of Directors to hold office until the 2014 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Nominees: **Class III**
01) James J. Forese
02) Lawrence E. Gillespie, Sr.
03) J. Ian Morrison

The Board of Directors recommends that you vote FOR the following proposal:

Item 2. The ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the 2011 fiscal year.

The Board of Directors recommends that you vote FOR the following proposal:

Item 3. The approval of the Company's Amended and Restated 2006 Stock Incentive Plan.

The Board of Directors recommends that you vote FOR the following proposal:

Item 4. The approval, on an advisory basis, of the compensation of the Company's Named Executive Officers.

The Board of Directors recommends that you vote FOR every "1 Year" on the following proposal:

Item 5. The approval, on an advisory basis, of the frequency for future advisory votes on the compensation of the Company's Named Executive Officers.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M33706-P10948